[EATON VANCE(R) LOGO]

[GRAPHIC]

ANNUAL REPORT AUGUST 31, 2002

EATON VANCE
WORLDWIDE
HEALTH
SCIENCES
FUND

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002
LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST, JR.]
Thomas E. Faust, Jr.
President

Eaton Vance Worldwide Health Sciences Fund Class A shares had a total return of -21.87% during the year ended August 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $10.28 on August 31, 2001 to $7.64 on August 31, 2002, and the reinvestment of $0.450 per share in capital gains distributions.(1)

Class B shares had a total return of -22.43% for the same period, the result of a decrease in NAV from $11.15 to $8.26, and the reinvestment of $0.450 per share in capital gains distributions.(1)

Class C shares had a total return of -22.46% for the same period, the result of a decrease in NAV from $9.31 to $6.83, and the reinvestment of $0.450 per share in capital gains distributions.(1)

Class D shares had a total return of -22.43% for the same period, the result of a decrease in NAV from $9.86 to $7.26, and the reinvestment of $0.450 per share in capital gains distributions.(1)

By comparison, the S&P 500 had a return of -17.99% during the year ended August 31, 2002, while the Morgan Stanley Capital International Europe, Australasia and Far East Index had a return of -14.95%.(2)

ENCOURAGING ECONOMIC NEWS, COUPLED WITH ONGOING UNCERTAINTY ...

To date, the year 2002 has seen a disconnect between improving U.S. economic conditions and sinking stock markets. Domestic equity markets have been very weak so far in 2002, as high stock valuations, geopolitical uncertainties, the collapse of the tech/telecom investment bubble, and a crisis of confidence in American business and financial institutions all contributed to the decline.

In contrast, international equity markets generally posted better performances than their U.S. counterparts during the first half of 2002. However, several key market indexes, feeling the impact of the weak U.S. economy, corporate accounting scandals, and global political tension, ended the period in negative territory, including indexes in Hong Kong and the United Kingdom.

AMID UNCERTAINTY, OPPORTUNITIES FOR GROWTH ...

The past year has presented us with an enormously challenging investment environment, one we can be sure will continue for the foreseeable future. Yet we feel confident that the opportunities we've seen in the development of worldwide health sciences remain in place, and that our team is well positioned to seek out further opportunities on a global basis going forward.

In the pages that follow, portfolio manager Samuel D. Isaly reviews the past year and looks ahead to the coming year.

                                   Sincerely,
                                   /s/ Thomas E. Faust, Jr.
                                   Thomas E. Faust, Jr.
                                   President
                                   September 30, 2002

--------------------------------------------------------------------------------
Fund Information
as of August 31, 2002

PERFORMANCE(1)                   CLASS A     CLASS B     CLASS C     CLASS D
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                         -21.87%     -22.43%     -22.46%     -22.43%
Five Years                        13.63       12.84        N.A.        N.A.
Ten Years                         17.53        N.A.        N.A.        N.A.
Life of Fund+                     16.28       13.64       14.16      -16.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                         -26.38%     -26.14%     -23.20%     -26.11%
Five Years                        12.30       12.60        N.A.        N.A.
Ten Years                         16.84        N.A.        N.A.        N.A.
Life of Fund+                     15.88       13.55       14.16      -19.03

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98; Class D:3/02/01

TEN LARGEST HOLDINGS(3)

Wyeth Corp.                        6.8%
Amgen,Inc.                         6.3
Altana AG                          5.7
Genentech, Inc.                    4.7
Novartis AG                        4.4
Takeda Chemical Industries, Ltd.   4.4
Fujisawa Pharmaceutical Co., Ltd.  4.3
Schering-Plough Corp.              4.3
Lilly (Eli) & Co.                  4.0
Pharmacia Corp.                    3.8

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A Shares of Worldwide Health Sciences Fund redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee.

(2)  It is not possible to invest directly in an Index.

(3) Ten largest holdings accounted for 48.7% of the Portfolio's total net assets. Holdings are subject to change.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002
MANAGEMENT DISCUSSION

AN INTERVIEW WITH SAMUEL D. ISALY, PRESIDENT, ORBIMED ADVISORS, INC., INVESTMENT ADVISER TO WORLDWIDE HEALTH SCIENCES PORTFOLIO

[PHOTO OF SAMUEL D. ISALY]
Samuel D. Isaly
Portfolio Manger

Q: Sam, let's start by talking about the Fund's performance for the year ended August 31, 2002.

A: Once again this year, Worldwide Health Sciences Fund faced a challenging global economic and investment environment. The biotechnology and pharmaceutical sectors were hard hit in both U.S. and international markets. While we are disappointed that our returns were negative, we did outperform the Fund's peer group, the Lipper Health/Biotechnology Fund Classification Average, which had a return of -26.11% for the one-year period ended August 31, 2002.* Overall, in fact, our long-term performance against this group has been outstanding.

Q: What are some of the pros and cons of investing in health and biotech stocks in this environment?

A: The biotech sector has been hurt by disappointments in the areas that once held hope for investors. Exciting developments in genomics and other new technologies have proved either uncertain, or not viable, until too far into the future to be of much interest to investors in the current climate. Still, we remain convinced that demand will continue to be generated by ongoing research and development in these areas.

     With regard to the larger pharmaceutical companies, a combination of factors has resulted in the devaluation of some of their stocks. There are few new products in the development pipeline, and many of the giant drug makers are facing patent expirations. Nonetheless, an aging population and the growth of the health care industry in general suggest that there are valid investment opportunities to come, especially with stock valuations so low. We believe that there are some bargains out there for the prudent investor.

Q: Do low valuations necessarily warrant investment in drug stocks?What are some other criteria you might look for?

A: My long-term outlook for the health sciences industry remains bullish. Valuations are indeed at historic lows, but we believe in picking our spots. One factor we're looking for

*    It is not possible to invest directly in a Lipper Classification.

SECTOR DISTRIBUTION+
As a percentage of total net assets

[CHART]

Major Capitalization/Pharmaceuticals                69.9%
Specialty Capitalization/Biotechnology              25.1%
Other                                                5.0%

REGIONAL DISTRIBUTION+
As a percentage of total net assets

[CHART]

North America                              59.1%
Europe                                     19.6%
Far East                                   16.2%
Other                                       5.1%

+ Sector and Regional Distributions are subject to change due to active management.

     is a good balance between old products and new products. For example, Novartis AG, a European drug maker, has been one of our top holdings for some time now. We have continued confidence in this company because it has no major patents expiring, and it has a number of new products in the pipeline.

     Furthermore, we anticipate more consolidation within the drug industry, along the lines of the Pharmacia/Pfizer merger, about one a year in the foreseeable future. Consolidation in the biotech sector is also likely. Previous mergers, such as Amgen with Immunex, and Milennium Pharmaceuticals with Cor Therapeutics, were billion-dollar deals.

Q: What about the cash crunch biotech firms are facing?What does this do for their investment prospects?

A: This is an area where one needs to be cautious, of course, but profitable biotech companies have never been cheaper, and we think there is value in this area. There are currently about 30 profitable biotechs, and while they are currently selling at a premium, it isn't a very significant one. Profitable biotechs generally have had about 20% earnings growth, and their current price-to-earnings ratio is at a historic low. One of our recent additions to the Portfolio was IDEC Pharmaceuticals Corp. because we did our due diligence on the financials and felt comfortable with its balance sheets and income statements. So, there are ongoing opportunities in this area if you do your research.

Q: You weren't really involved in the hospital and HMO stocks during the period. Why was that?

A: While some of these stocks enjoyed a rally in 2002, we stayed out of this area because it is labor-intensive and the stocks are not driven by technological advancement. As a result, they can have some good short-term performance, but overall they are much more difficult to monitor and evaluate in the fundamental way we use for other types of stocks. The Portfolio remains focused on biotech and pharmaceutical stocks, which have served us well in the past.

Q:   Do international stocks continue to present good investment opportunities?

A: Absolutely. The U.S. doesn't have a monopoly on innovation. Certainly, the U.S. has the productivity that enables a tremendous amount of innovation. But it's noteworthy that Novartis, which is a Swiss company, has research facilities in California and therefore has access to productivity and innovation in both Switzerland and in the U.S. The other side of the coin would be an American company like Pfizer, Inc., which does a lot of its research in England. There is a very fluid exchange of information and resources that makes non-U.S. health care stocks an important part of our Portfolio. In addition, the regional diversification can sometimes help buffer market volatility.

Q: What is your overall impression of the investment climate for the Portfolio going forward?

A: Despite a difficult first half of 2002, we are still optimistic about long-term investment opportunities. The biotech and pharmaceutical areas are still attractive, offering what we feel are low valuations, with expectations for earnings recovery later in the year. We anticipate a renewed investor focus to emerge in the second half of 2002 on prospects of stronger earnings growth rates and new product visibility in 2003 and beyond.

     Furthermore, we look forward to the appointment of a new commissioner to the FDA as an important catalyst for the industry. President Bush's nominee, Les Crawford, is already bringing new leadership to the agency in the role of Deputy Commissioner. We believe that these conditions, in combination with the ongoing efforts of our distinguished research team, can contribute to positive returns going forward.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002
FUND PERFORMANCE

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE WORLDWIDE HEALTH SCIENCES FUND, CLASS A VS THE STANDARD & POOR'S 500 AND THE MSCI EUROPE, AUSTRALASIA AND FAR EAST INDEX*

AUGUST 31, 1992 - AUGUST 31, 2002

[CHART]

                 EATON VANCE
               WORLDWIDE HEALTH       FUND,
                SCIENCES FUND      INCLUDING           S&P
                 CLASS A AT         MAXIMUM            500              EAFE
  DATE              NAV          SALES CHARGE         INDEX             INDEX
--------------------------------------------------------------------------------
 8/31/92             10000            10000             10000            10000
 9/30/92           9888.52          9322.12          10117.56          9802.49
10/31/92          10083.61          9506.04          10152.29          9288.30
11/30/92          10448.76          9850.27          10497.02          9375.71
12/31/92          10505.45          9903.71           10625.8          9424.20
 1/31/93          10190.54          9606.84          10714.55          9423.10
 2/28/93           9932.31           9363.4          10860.53          9707.72
 3/31/93          10505.45          9903.71          11089.53         10553.91
 4/30/93          11210.85         10568.71          10821.49         11555.46
 5/31/93          11998.13         11310.89          11110.25         11799.54
 6/30/93          11538.36         10877.46          11142.68         11615.45
 7/31/93          11418.69         10764.65          11097.81         12022.04
 8/31/93          12136.69         11441.52          11517.97         12671.01
 9/30/93          12331.93         11625.58          11429.64         12385.81
10/31/93          12772.81          12041.2          11665.92         12767.48
11/30/93          12734.94         12005.51          11554.72         11651.49
12/31/93          13279.75         12519.11          11694.41         12492.81
 1/31/94          13804.13         13013.45          12091.61         13549.05
 2/28/94          13211.65         12454.91          11763.72         13511.53
 3/31/94          12414.86         11703.76          11251.84         12929.55
 4/30/94          12292.28          11588.2          11395.99         13478.15
 5/31/94          12190.13          11491.9          11582.28         13400.77
 6/30/94          11652.13         10984.72          11298.85         13590.10
 7/31/94          11686.18         11016.82           11669.6         13720.82
 8/31/94          12462.53          11748.7          12146.94         14045.66
 9/30/94          12646.41         11922.05          11850.15         13603.29
10/31/94          12469.35         11755.13           12116.0         14056.28
11/30/94          12603.91         11881.98          11675.35         13380.73
12/31/94          12427.42          11715.6           11848.2         13464.51
 1/31/95          13023.06         12277.12          12155.25         12947.27
 2/28/95          13324.55         12561.34          12628.49         12910.11
 3/31/95          13449.56         12679.19          13000.54         13715.33
 4/30/95          13714.28         12928.75          13383.07         14231.14
 5/31/95          14302.57         13483.34           13916.9         14061.50
 6/30/95          15155.57         14287.48          14239.85         13814.91
 7/31/95          16390.96         15452.11          14711.87         14674.97
 8/31/95          17214.55         16228.53          14748.59         14115.17
 9/30/95          17449.86         16450.36          15370.65         14390.85
10/31/95          17148.37         16166.14          15315.73         14004.02
11/30/95          17876.71         16852.77          15987.31         14393.66
12/31/95          20034.25         18886.72          16295.27         14973.59
 1/31/96          21042.21         19836.95          16849.24         15035.06
 2/29/96          21075.53         19868.37          17005.98         15085.89
 3/31/96           21258.8         20041.14          17169.71         15406.25
 4/30/96          22233.43         20959.94          17422.62         15854.16
 5/31/96          23249.72         21918.03          17871.17         15562.41
 6/30/96           23133.1         21808.08           17939.3         15650.00
 7/31/96          21283.78         20064.69          17147.19         15192.59
 8/31/96          22558.31         21266.22          17509.42         15225.88
 9/30/96          23212.45         21882.89          18494.02         15630.37
10/31/96          22636.94         21340.34          19003.75         15470.43
11/30/96          22689.26         21389.66          20438.94         16085.97
12/31/96          23718.21         22359.68          20034.06         15879.04
 1/31/97          24747.16         23329.69          21285.02         15323.31
 2/28/97          25270.36         23822.92          21452.13         15573.94
 3/31/97          24450.68          23050.2          20572.34         15630.33
 4/30/97          23491.49         22145.95          21799.39         15713.27
 5/31/97          26055.15         24562.76          23125.62         16735.79
 6/30/97          26526.03         25006.67          24161.08         17658.73
 7/31/97          27589.86         26009.57          26082.47         17944.41
 8/31/97          26545.05          25024.6          24622.38         16604.24
 9/30/97          29496.48         27806.98           25970.1         17534.39
10/31/97          27754.07         26164.37          25103.74         16186.62
11/30/97          26793.98         25259.27          26264.89         16021.61
12/31/97          26207.24         24706.14          26715.63         16161.35
 1/31/98          27078.45         25527.45          27010.83         16900.47
 2/28/98          27985.21         26382.27          28957.83         17984.90
 3/31/98          27967.43         26365.51          30439.53         18538.68
 4/30/98          27665.17         26080.56          30745.63         18685.42
 5/31/98           26598.4         25074.89          30217.88         18594.73
 6/30/98          26225.02          24722.9          31444.41         18735.50
 7/31/98          25976.11         24488.24          31110.42         18925.45
 8/31/98          22313.49         21035.42          26617.13         16580.79
 9/30/98          25442.72         23985.41          28322.32         16072.45
10/31/98          28074.11         26466.08          30624.03         17747.85
11/30/98          29549.82         27857.26          32479.34         18657.10
12/31/98          32352.48         30499.39          34349.73         19393.12
 1/31/99          32722.43         30848.16          35785.59         19335.85
 2/28/99          31094.63          29313.6          34673.57         18875.03
 3/31/99           30521.2         28773.01          36060.45         19662.91
 4/30/99           29781.3         28075.49          37456.87         20459.65
 5/31/99          29485.34         27796.48          36573.62         19405.98
 6/30/99          30706.18         28947.39          38601.74         20162.56
 7/31/99          32851.92         30970.23          37397.58         20761.86
 8/31/99          34202.25         32243.21          37212.44         20837.68
 9/30/99           33739.8         31807.26          36193.56         21047.42
10/31/99          35178.35         33163.41          38482.93         21835.77
11/30/99           36282.6         34204.41          39265.17         22594.45
12/31/99          40090.72         37794.42          41576.37         24622.34
 1/31/00          43653.45         41153.08          39487.72         23057.87
 2/29/00          56403.22         53172.57          38741.01         23678.58
 3/31/00          54761.96         51625.32          42528.56         24596.46
 4/30/00          53761.19         50681.87          41249.51         23302.11
 5/31/00          53300.84         50247.89          40402.75         22732.99
 6/30/00          65690.33         61927.74          41398.97         23622.04
 7/31/00          65790.43          62022.1          40752.32         22631.69
 8/31/00          74056.73         69814.92           43282.2         22828.13
 9/30/00          74717.25         70437.62          40997.77         21716.59
10/31/00          71307.76         67223.42          40823.88          21203.6
11/30/00          69790.15         65792.74          37607.69         20408.46
12/31/00          72826.53         68655.19          37792.19         21133.85
 1/31/01          69507.69         65526.45          39132.21         21122.95
 2/28/01          65750.52         61984.48          35566.36         19539.41
 3/31/01          58799.75         55431.84          33314.48          18236.9
 4/30/01          63684.07          60036.4           35901.3         19504.22
 5/31/01           68255.3          64345.8          36142.14         18815.84
 6/30/01          66689.81         62869.97          35262.81         18046.36
 7/31/01          63809.31         60154.46          34915.54          17718.0
 8/31/01          64372.89         60685.76          32731.96          17269.0
 9/30/01          61286.77         57776.41          30088.99         15519.88
10/31/01          64512.39         60817.27          30663.08         15917.38
11/30/01          67606.35         63734.02          33014.55         16504.13
12/31/01          68001.33         64106.37          33303.95         16602.19
 1/31/02          63261.64         59638.16           32818.2         15720.04
 2/28/02          62208.38         58645.23          32185.15          15830.3
 3/31/02          62998.32         59389.93          33395.75          16686.6
 4/30/02          58653.61         55294.07          31371.93         16797.18
 5/31/02           57271.2         53990.84          31141.61         17010.02
 6/30/02          53123.98         50081.16          28924.17         16332.92
 7/31/02          51149.11         48219.41          26670.07         14720.53
 8/31/02          50293.33         47412.65          26844.66         14687.12

PERFORMANCE**                    CLASS A     CLASS B     CLASS C     CLASS D
----------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)

One Year                         -21.87%     -22.43%     -22.46%     -22.43%
Five Years                        13.63       12.84        N.A.        N.A.
Ten Years                         17.53        N.A.        N.A.        N.A.
Life of Fund+                     16.28       13.64       14.16      -16.37

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year                         -26.38%     -26.14%     -23.20%     -26.11%
Five Years                        12.30       12.60        N.A.        N.A.
Ten Years                         16.84        N.A.        N.A.        N.A.
Life of Fund+                     15.88       13.55       14.16      -19.03

+ Inception Dates - Class A: 7/26/85; Class B: 9/23/96; Class C:1/05/98; Class D:3/02/01

*    Source: TowersData, Bethesda, MD. Investment operations commenced 7/26/85.

     The performance chart above compares the Fund's total return with that of broad-based securities market Indices. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund, the S&P 500 Index
     - a widely recognized index of 500 common stocks traded in the U.S. - and the Morgan Stanley Capital International Europe, Australasia, and Far East Index (EAFE) - an index of common stocks traded in foreign markets. An investment in the Fund's Class B shares on 9/23/96 at net asset value would have been worth $21,374 on August 31, 2002; $21,274 including applicable CDSC. An investment in the Fund's Class C shares on 1/5/98 at net asset value would have been worth $18,511 on August 31, 2002. An investment in the Fund's Class D shares on 3/2/01 at net asset value would have been worth $7,648 on August 31, 2002; $7,285 including applicable CDSC. Past performance does not predict future performance. The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Indices' total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. It is not possible to invest directly in an Index.

** Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B and Class D reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC. Class A Shares of Worldwide Health Sciences Fund redeemed within 3 months of purchase (including exchanges) are subject to a 1% redemption fee.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
--------------------------------------------------------
Investment in Worldwide Health Sciences
   Portfolio, at value
   (identified cost, $1,985,874,727)      $1,687,307,065
Receivable for Fund shares sold                4,088,995
Tax reclaims receivable                        1,741,114
--------------------------------------------------------
TOTAL ASSETS                              $1,693,137,174
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable for Fund shares redeemed          $    4,253,650
Payable to affiliate for distribution
   and service fees                              300,097
Payable to affiliate for Trustees' fees               58
Accrued expenses                                 686,730
--------------------------------------------------------
TOTAL LIABILITIES                         $    5,240,535
--------------------------------------------------------
NET ASSETS                                $1,687,896,639
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Paid-in capital                           $2,053,958,450
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                          (67,597,139)
Net unrealized appreciation                      102,990
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (298,567,662)
--------------------------------------------------------
TOTAL                                     $1,687,896,639
--------------------------------------------------------
Class A Shares
--------------------------------------------------------
NET ASSETS                                $  772,283,168
SHARES OUTSTANDING                           101,085,647
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         7.64
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $7.64)       $         8.11
--------------------------------------------------------
Class B Shares
--------------------------------------------------------
NET ASSETS                                $  593,993,386
SHARES OUTSTANDING                            71,932,934
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         8.26
--------------------------------------------------------
Class C Shares
--------------------------------------------------------
NET ASSETS                                $  310,765,662
SHARES OUTSTANDING                            45,491,637
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         6.83
--------------------------------------------------------
Class D Shares
--------------------------------------------------------
NET ASSETS                                $   10,854,423
SHARES OUTSTANDING                             1,495,899
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER
   SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $         7.26
--------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
-------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $2,276,308)          $  12,066,025
Interest allocated from Portfolio             2,392,315
Expenses allocated from Portfolio           (19,349,416)
-------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $  (4,891,076)
-------------------------------------------------------

Expenses
-------------------------------------------------------
Management fee                            $   4,262,293
Trustees' fees and expenses                       4,122
Distribution and service fees
   Class A                                    2,203,324
   Class B                                    6,766,986
   Class C                                    3,267,211
   Class D                                       88,243
Transfer and dividend disbursing agent
   fees                                       2,565,607
Printing and postage                            282,374
Registration fees                                71,241
Legal and accounting services                    40,933
Custodian fee                                     3,533
Amortization of organization expenses             2,210
Miscellaneous                                   109,423
-------------------------------------------------------
TOTAL EXPENSES                            $  19,667,500
-------------------------------------------------------

NET INVESTMENT LOSS                       $ (24,558,576)
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) from Portfolio
   --
   Investment transactions (identified
      cost basis)                         $ (96,413,831)
   Foreign currency transactions               (705,309)
-------------------------------------------------------
NET REALIZED LOSS                         $ (97,119,140)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments from Portfolio
      (identified cost basis)             $(385,687,384)
   Foreign currency                             118,419
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(385,568,965)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(482,688,105)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(507,246,681)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002  AUGUST 31, 2001
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $   (24,558,576) $   (17,040,795)
   Net realized gain (loss)                   (97,119,140)      81,992,777
   Net change in unrealized
      appreciation (depreciation)            (385,568,965)    (242,578,186)
--------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $  (507,246,681) $  (177,626,204)
--------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $   (34,749,701) $   (19,587,268)
      Class B                                 (25,206,326)     (24,916,048)
      Class C                                 (12,959,977)      (9,711,146)
      Class D                                    (181,155)              --
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $   (73,097,159) $   (54,214,462)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $   560,623,027  $   607,728,063
      Class B                                 274,574,887      360,187,733
      Class C                                 212,228,577      212,414,257
      Class D                                  12,467,525        3,949,884
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                  32,353,445       18,279,871
      Class B                                  23,411,034       23,108,555
      Class C                                  12,224,978        9,118,115
      Class D                                     172,963               --
   Cost of shares redeemed
      Class A                                (335,312,560)    (164,475,272)
      Class B                                (121,726,962)     (74,652,751)
      Class C                                 (75,863,961)     (47,312,891)
      Class D                                  (2,522,156)         (52,470)
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                     $   592,630,797  $   948,293,094
--------------------------------------------------------------------------

NET INCREASE IN NET ASSETS                $    12,286,957  $   716,452,428
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $ 1,675,609,682  $   959,157,254
--------------------------------------------------------------------------
AT END OF YEAR                            $ 1,687,896,639  $ 1,675,609,682
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  --------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 10.280       $ 12.330       $  6.160        $ 4.180      $ 4.980
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.082)      $ (0.094)      $ (0.114)       $(0.061)     $(0.070)
Net realized and unrealized
   gain (loss)                       (2.108)        (1.447)         6.758          2.265       (0.730)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (2.190)      $ (1.541)      $  6.644        $ 2.204      $(0.800)
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.450)      $ (0.509)      $ (0.474)       $(0.224)     $    --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.450)      $ (0.509)      $ (0.474)       $(0.224)     $    --
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  7.640       $ 10.280       $ 12.330        $ 6.160      $ 4.180
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (21.87)%       (13.08)%       116.52%         53.28%      (15.94)%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $772,283       $783,176       $418,904        $89,214      $66,831
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               1.69%          1.71%          1.79%          1.69%        1.83%
   Interest expense(3)                   --             --             --           0.01%          --
   Net expenses after
      custodian fee
      reduction(3)                     1.67%          1.69%          1.74%          1.63%        1.69%
   Net investment loss                (0.90)%        (0.89)%        (1.29)%        (1.11)%      (1.21)%
Portfolio Turnover of the
   Portfolio                             38%            24%            31%            41%          34%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS B
                                  --------------------------------------------------------------------
                                                         YEAR ENDED AUGUST 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $ 11.150       $ 13.670       $  7.060       $  4.880      $ 5.840
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.164)      $ (0.190)      $ (0.198)      $ (0.107)     $(0.102)
Net realized and unrealized
   gain (loss)                       (2.276)        (1.589)         7.520          2.623       (0.858)
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (2.440)      $ (1.779)      $  7.322       $  2.516      $(0.960)
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.450)      $ (0.741)      $ (0.712)      $ (0.336)     $    --
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.450)      $ (0.741)      $ (0.712)      $ (0.336)     $    --
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  8.260       $ 11.150       $ 13.670       $  7.060      $ 4.880
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (22.43)%       (13.75)%       114.93%         52.29%      (16.44)%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $593,993       $621,963       $411,280       $107,923      $75,111
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(3)               2.44%          2.45%          2.54%          2.29%        2.43%
   Interest expense(3)                   --             --             --           0.01%          --
   Net expenses after
      custodian fee
      reduction(3)                     2.42%          2.43%          2.49%          2.23%        2.29%
   Net investment loss                (1.66)%        (1.64)%        (2.03)%        (1.70)%      (1.80)%
Portfolio Turnover of the
   Portfolio                             38%            24%            31%            41%          34%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                  CLASS C
                                  -----------------------------------------------------------------------
                                                           YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998(2)
---------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                         $  9.310       $ 11.530       $  6.070        $ 4.230        $ 5.000
---------------------------------------------------------------------------------------------------------

Income (loss) from operations
---------------------------------------------------------------------------------------------------------
Net investment loss                $ (0.134)      $ (0.158)      $ (0.182)       $(0.100)       $(0.038)
Net realized and unrealized
   gain (loss)                       (1.896)        (1.321)         6.354          2.276         (0.732)
---------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                      $ (2.030)      $ (1.479)      $  6.172        $ 2.176        $(0.770)
---------------------------------------------------------------------------------------------------------

Less distributions
---------------------------------------------------------------------------------------------------------
From net realized gain             $ (0.450)      $ (0.741)      $ (0.712)       $(0.336)       $    --
---------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                $ (0.450)      $ (0.741)      $ (0.712)       $(0.336)       $    --
---------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR     $  6.830       $  9.310       $ 11.530        $ 6.070        $ 4.230
---------------------------------------------------------------------------------------------------------

TOTAL RETURN(3)                      (22.46)%       (13.70)%       114.90%         52.16%        (15.40)%
---------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                        $310,766       $266,628       $128,973        $ 7,778        $ 1,905
Ratios (As a percentage of
   average daily net assets):
   Operating expenses(4)               2.44%          2.46%          2.53%          2.44%          2.67%(5)
   Interest expense(4)                   --             --             --           0.01%            --
   Net expenses after
      custodian fee
      reduction(4)                     2.42%          2.44%          2.48%          2.38%          2.53%(5)
   Net investment loss                (1.65)%        (1.64)%        (2.02)%        (1.82)%        (1.84)%(5)
Portfolio Turnover of the
   Portfolio                             38%            24%            31%            41%            34%
---------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class C shares, January 5, 1998, to August 31, 1998.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                               CLASS D
                                  ---------------------------------
                                        YEAR ENDED AUGUST 31,
                                  ---------------------------------
                                    2002(1)          2001(1)(2)
-------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 9.860           $10.000
-------------------------------------------------------------------

Income (loss) from operations
-------------------------------------------------------------------
Net investment loss                 $(0.135)          $(0.088)
Net realized and unrealized
   loss                              (2.015)           (0.052)
-------------------------------------------------------------------
TOTAL LOSS FROM OPERATIONS          $(2.150)          $(0.140)
-------------------------------------------------------------------

Less distributions
-------------------------------------------------------------------
From net realized gain              $(0.450)          $    --
-------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(0.450)          $    --
-------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 7.260           $ 9.860
-------------------------------------------------------------------

TOTAL RETURN(3)                      (22.43)%           (1.40)%
-------------------------------------------------------------------

Ratios/Supplemental Data
-------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $10,854           $ 3,842
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         2.44%             2.48%(5)
   Net expenses after
      custodian fee
      reduction(4)                     2.42%             2.46%(5)
   Net investment loss                (1.59)%           (1.77)%(5)
Portfolio Turnover of the
   Portfolio                             38%               24%
-------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4)  Includes the Fund's share of the Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Worldwide Health Sciences Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at the time of purchase. Class B, Class C and Class D shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Worldwide Health Sciences Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at August 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

   At August 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $16,987,050 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on August 31, 2010. At August 31, 2002, net capital losses of $49,738,091 attributable to security transactions incurred after October 31, 2001 are treated as arising on the first day of the Fund's next taxable year. At August 31, 2002, the Fund did not have any undistributed ordinary income on a tax basis.

 D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization were being amortized on the straight-line basis over five years and are fully amortized at August 31, 2002.

 E Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. For the year ended August 31, 2002, $28,629 credit balances were used to reduce the Fund's custodian fee.

 F Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 G Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the investment income allocated to the Fund by the Portfolio, less the Fund's direct and allocated

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   expenses and at least one distribution annually of all or substantially all of the net realized capital gain (reduced by any available capital loss carry forwards from prior years) allocated by the Portfolio to the Fund, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date.

   The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses, and realized losses on in-kind withdrawals allocated from the Portfolio.
   Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $73,097,159 as a long-term gain distribution for its taxable year ended August 31, 2002.
3 Management Fee and Other Transactions with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is calculated at a monthly rate of 1/48th of 1% (0.25% annually) of the first $500 million in average daily net assets of the Fund, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, and at reduced rates as daily net assets exceed $2 billion. For the year ended August 31, 2002, the fee was equivalent to 0.23% of the Fund's average daily net assets and amounted to $4,262,293. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $1,052,968 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations. In addition, administrative fees are paid by the Portfolio to EVM. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in the report.

4 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                                YEAR ENDED AUGUST 31,
                                              --------------------------
    CLASS A                                       2002          2001
    --------------------------------------------------------------------
    Sales                                      59,857,405    56,392,839
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                3,684,903     1,534,425
    Redemptions                               (38,643,242)  (15,702,207)
    --------------------------------------------------------------------
    NET INCREASE                               24,899,066    42,225,057
    --------------------------------------------------------------------

                                                YEAR ENDED AUGUST 31,
                                              -------------------------
    CLASS B                                       2002         2001
    -------------------------------------------------------------------
    Sales                                      26,822,768   30,455,915
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                2,448,854    1,773,226
    Redemptions                               (13,111,303)  (6,557,016)
    -------------------------------------------------------------------
    NET INCREASE                               16,160,319   25,672,125
    -------------------------------------------------------------------

                                               YEAR ENDED AUGUST 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                     25,176,518   21,622,074
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                               1,545,509      838,035
    Redemptions                               (9,868,630)  (5,010,601)
    ------------------------------------------------------------------
    NET INCREASE                              16,853,397   17,449,508
    ------------------------------------------------------------------

                                              YEAR ENDED AUGUST 31,
                                              ----------------------
    CLASS D                                      2002       2001(1)
    ----------------------------------------------------------------
    Sales                                      1,405,305    394,900
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  20,566         --
    Redemptions                                 (319,700)    (5,172)
    ----------------------------------------------------------------
    NET INCREASE                               1,106,171    389,728
    ----------------------------------------------------------------

 (1) For the period from the commencement of offering of Class D shares, March 2, 2001, to August 31, 2001.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Redemptions or exchanges of Class A shares made within three months of purchase are subject to a redemption fee equal to 1% of the amount redeemed. For the year ended August 31, 2002 the Fund received $62,034 in redemption fees on Class A shares, which were less than $0.001 per share.

5 Distribution Plans
-------------------------------------------
   Each Class of the Fund has in effect a distribution plan (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans require that the Class A shares will pay a monthly distribution fee to EVD in an amount equal to 0.25% on an annual basis of the average daily net assets attributable to Class A shares. EVD may pay up to the entire amount of the Class A distribution fee to investment dealers for providing personal services to shareholders. For the year ended August 31, 2002, the Class A shares paid or accrued $2,203,324 payable to EVD. The Plans require the Class B, Class C and Class D shares to pay EVD amounts equal to 1/365 of 0.75% of the average daily net assets attributable to Class B, Class C and Class D shares for providing ongoing distribution services and facilities to each class. Each class will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5%, 6.25% and 5% of the aggregate amount received by the Fund for the Class B, Class C and Class D shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $5,079,040, $2,452,167 and $66,221 for Class B, Class C and Class D shares, respectively, payable to EVD for the year ended August 31, 2002, representing 0.75% of the average daily net assets for Class B, Class C and Class D shares, respectively. At August 31, 2002, the amount of Uncovered Distribution Charges of EVD calculated under the Plans was approximately $30,095,000, $30,560,000 and $670,000 for Class B, Class C and Class D
   shares, respectively.

   The Plans authorize the Class B, Class C, and Class D shares to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the average daily net assets attributable to Class B, Class C and Class D shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2002 amounted to $1,687,946, $815,044 and $22,022 for Class B, Class C and
   Class D shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B and Class D shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A share purchases at net asset value in amounts of $1 million but less than $5 million are subject to a 1.00% CDSC if redeemed within one year of purchase. Class A share purchases at net asset value in amounts of $5 million or more are subject to a 1.00% CDSC if redeemed within three months of purchase. Class B and Class D CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Class' Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. For the year ended August 31, 2002, the Fund was informed that EVD received approximately $3,779,000, $227,000 and $105,000 of CDSC paid by shareholders for Class B, Class C and Class D shares, respectively.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio for the year ended August 31, 2002 aggregated $1,065,798,228 and $560,404,628, respectively.

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND:
--------------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Worldwide Health Sciences Fund (the "Fund") at August 31, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2002

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

COMMON STOCKS, WARRANTS AND OPTIONS -- 94.53%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Major Capitalization - Europe  -- 16.49%
-----------------------------------------------------------------------------------
Altana AG                                 1,944,000   $   95,534,167         5.66%
Novartis AG                               1,847,000       74,970,707         4.44%
Sanofi-Synthelabo SA                        875,000       52,484,281         3.11%
Serono SA                                    97,000       55,341,754         3.28%
-----------------------------------------------------------------------------------
                                                      $  278,330,909        16.49%
-----------------------------------------------------------------------------------
Major Capitalization - Far East  -- 8.66%
-----------------------------------------------------------------------------------
Fujisawa Pharmaceutical Co., Ltd.         3,402,000   $   72,227,474         4.28%
Takeda Chemical Industries, Ltd.          1,750,000       73,865,790         4.38%
-----------------------------------------------------------------------------------
                                                      $  146,093,264         8.66%
-----------------------------------------------------------------------------------
Major Capitalization - North America  -- 44.69%
-----------------------------------------------------------------------------------
Amgen, Inc.(1)                            2,341,000   $  105,415,230         6.25%
Genentech, Inc.(1)                        2,430,000       79,679,700         4.72%
Genzyme Corp.(1)                          2,916,000       60,302,880         3.57%
Gilead Sciences, Inc.(1)                  1,944,000       62,363,520         3.70%
IDEC Pharmaceuticals Corp.(1)             1,652,000       66,377,360         3.93%
Lilly (Eli) & Co.                         1,166,000       67,686,300         4.01%
MedImmune, Inc.(1)                        1,944,000       49,902,480         2.96%
Pfizer, Inc.                                377,490       12,487,369         0.74%
Pharmacia Corp.                           1,458,000       63,714,600         3.78%
Schering-Plough Corp.                     3,110,000       71,778,800         4.25%
Wyeth Corp.                               2,673,000      114,404,400         6.78%
-----------------------------------------------------------------------------------
                                                      $  754,112,639        44.69%
-----------------------------------------------------------------------------------
Specialty Capitalization - Europe  -- 3.11%
-----------------------------------------------------------------------------------
Actelion Ltd.(1)                            948,000   $   35,257,373         2.09%
Berna Biotech AG(1)                         518,210        6,150,577         0.37%
Berna Biotech AG(1)                         875,000       10,789,149         0.64%
Lion Bioscience AG ADR(1)                    40,621          142,174         0.01%
-----------------------------------------------------------------------------------
                                                      $   52,339,273         3.11%
-----------------------------------------------------------------------------------
Specialty Capitalization - Far East  -- 7.55%
-----------------------------------------------------------------------------------
Chugai Pharmaceuticals Co., Ltd.          4,793,000   $   48,255,066         2.86%
Kyorin Pharmaceutical Co., Ltd.           2,090,000       40,234,635         2.38%
Tanabe Seiyaku Co., Ltd.                  4,860,000       38,938,961         2.31%
-----------------------------------------------------------------------------------
                                                      $  127,428,662         7.55%
-----------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 14.03%
-----------------------------------------------------------------------------------
Abgenix, Inc.(1)                          1,555,000   $   12,035,700         0.71%
                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------

Specialty Capitalization - North America (continued)
-----------------------------------------------------------------------------------
Adolor, Inc.(1)                             318,954   $    4,621,643         0.27%
Adolor, Inc.(1)(2)(3)                       380,000        5,506,200         0.33%
Affymetrix, Inc.(1)                       2,236,000       40,270,360         2.39%
Alexion Pharmaceuticals, Inc.(1)            779,000        9,246,730         0.55%
ArQule, Inc.(1)                             612,000        3,886,200         0.23%
Bio-Technology General Corp.(1)           1,701,000        6,293,700         0.37%
Caliper Technologies Corp.(1)               998,000        4,254,300         0.25%
Enzon, Inc.(1)                            1,944,000       42,768,000         2.53%
Gen-Probe, Inc.(1)(2)(3)                    424,066        7,752,839         0.46%
Given Imaging Ltd.(1)(2)(3)                 485,000        5,422,300         0.32%
Given Imaging Warrants(1)(2)(3)               1,283           12,740         0.00%
Immunomedics, Inc.(1)                     1,125,600        6,472,200         0.38%
Incyte Genomics, Inc.(1)                  2,430,000       14,871,600         0.88%
Molecular Devices Corp.(1)                1,409,000       17,640,680         1.05%
Orapharma, Inc.(1)                          846,000        3,384,000         0.20%
Orchid BioSciences, Inc.(1)(2)(3)           807,749          791,594         0.05%
Orchid BioSciences, Inc.
Options(1)(2)(3)                              2,898                0         0.00%
Orchid BioSciences, Inc.
Warrants(1)(2)(3)                           100,000                0         0.00%
Pharmacopeia, Inc.(1)                     1,166,000        9,362,980         0.56%
SangStat Medical Corp.(1)                 1,458,000       26,550,180         1.57%
Sepracor, Inc.(1)                         2,819,000       15,701,830         0.93%
-----------------------------------------------------------------------------------
                                                      $  236,845,776        14.03%
-----------------------------------------------------------------------------------
Total Common Stocks, Warrants and Options
   (identified cost $1,904,121,767)                   $1,595,150,523
-----------------------------------------------------------------------------------

PREFERRED STOCKS -- 0.43%

                                                                      PERCENTAGE OF
SECURITY                                  SHARES      VALUE           NET ASSETS
-----------------------------------------------------------------------------------
Specialty Capitalization - North America  -- 0.43%
-----------------------------------------------------------------------------------
Acadia Pharmaceuticals, Inc.(1)(2)(3)       400,000   $    3,000,000         0.18%
Memory Pharmaceutical Corp.,
Series C(1)(2)(3)                           400,000          860,000         0.05%
Memory Pharmaceutical Corp.,
Series D(1)(2)(3)                           441,861          950,001         0.05%
Physiome Science Inc.,
Series E(1)(2)(3)                           521,920        2,499,997         0.15%
-----------------------------------------------------------------------------------
                                                      $    7,309,998         0.43%
-----------------------------------------------------------------------------------
Total Preferred Stocks
   (identified cost $7,450,001)                       $    7,309,998
-----------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

COMMERCIAL PAPER -- 4.97%

                                          PRINCIPAL
                                          AMOUNT
                                          (000'S                      PERCENTAGE OF
SECURITY                                  OMITTED)    VALUE           NET ASSETS
-----------------------------------------------------------------------------------
General Electric Capital Corp.,
1.89%, 9/3/02                             $  30,000   $   29,996,850         1.78%
Prudential Funding LLC, 1.77%, 9/5/02        30,000       29,994,100         1.77%
Wells Fargo Financial, 1.77%, 9/9/02         23,937       23,927,585         1.42%
-----------------------------------------------------------------------------------
Total Commercial Paper
   (at amortized cost, $83,918,535)                   $   83,918,535         4.97%
-----------------------------------------------------------------------------------
Total Investments
   (identified cost $1,995,490,303)                   $1,686,379,056        99.93%
-----------------------------------------------------------------------------------
Other Assets, Less Liabilities                        $    1,158,968         0.07%
-----------------------------------------------------------------------------------
Net Assets                                            $1,687,538,024       100.00%
-----------------------------------------------------------------------------------

 ADR - American Depositary Receipt

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.
 (3)  Restricted security.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2002
Assets
--------------------------------------------------------
Investments, at value
   (identified cost, $1,995,490,303)      $1,686,379,056
Cash                                              18,420
Interest and dividends receivable              1,167,924
Prepaid expenses                                   7,846
--------------------------------------------------------
TOTAL ASSETS                              $1,687,573,246
--------------------------------------------------------
Liabilities
--------------------------------------------------------
Payable to affiliate for Trustees' fees   $        1,282
Accrued expenses                                  33,940
--------------------------------------------------------
TOTAL LIABILITIES                         $       35,222
--------------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $1,687,538,024
--------------------------------------------------------
Sources of Net Assets
--------------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $1,996,649,271
Net unrealized depreciation (computed on
   the basis of identified cost)            (309,111,247)
--------------------------------------------------------
TOTAL                                     $1,687,538,024
--------------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2002
Investment Income
-------------------------------------------------------
Dividends (net of foreign taxes,
   $2,339,225)                            $  12,414,146
Interest                                      2,451,375
-------------------------------------------------------
TOTAL INVESTMENT INCOME                   $  14,865,521
-------------------------------------------------------

Expenses
-------------------------------------------------------
Investment adviser fee                    $  15,378,652
Administration fee                            4,347,245
Trustees' fees and expenses                      35,676
Legal and accounting services                    32,636
Custodian fee                                   471,197
Amortization of organization expenses             1,013
Miscellaneous                                    23,190
-------------------------------------------------------
TOTAL EXPENSES                            $  20,289,609
-------------------------------------------------------
Deduct --
   Reduction of custodian fee             $     452,546
-------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $     452,546
-------------------------------------------------------

NET EXPENSES                              $  19,837,063
-------------------------------------------------------

NET INVESTMENT LOSS                       $  (4,971,542)
-------------------------------------------------------

Realized and Unrealized Gain (Loss)
-------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $ (99,597,195)
   Foreign currency transactions               (719,175)
-------------------------------------------------------
NET REALIZED LOSS                         $(100,316,370)
-------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(395,693,662)
-------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(395,693,662)
-------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(496,010,032)
-------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(500,981,574)
-------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2002    AUGUST 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $      (4,971,542) $      (3,584,013)
   Net realized gain (loss)                    (100,316,370)        83,231,454
   Net change in unrealized appreciation
      (depreciation)                           (395,693,662)      (247,777,740)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $    (500,981,574) $    (168,130,299)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $   1,104,949,066  $   1,228,631,214
   Withdrawals                                 (622,079,554)      (317,562,598)
------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM
   CAPITAL TRANSACTIONS                   $     482,869,512  $     911,068,616
------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $     (18,112,062) $     742,938,317
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $   1,705,650,086  $     962,711,769
------------------------------------------------------------------------------
AT END OF YEAR                            $   1,687,538,024  $   1,705,650,086
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                        YEAR ENDED AUGUST 31,
                                  -----------------------------------------------------------------
                                     2002           2001          2000         1999         1998
---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Operating expenses                   1.05%          1.05%        1.09%        0.95%        1.06%
   Interest expense                       --             --           --         0.01%          --
   Net expenses after
      custodian fee reduction           1.03%          1.03%        1.05%        0.90%        0.92%
   Net investment loss                 (0.26)%        (0.27)%      (0.64)%      (0.42)%      (0.49)%
Portfolio Turnover                        38%            24%          31%          41%          34%
---------------------------------------------------------------------------------------------------
TOTAL RETURN(1)                       (21.37)%           --           --           --           --
---------------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $1,687,538     $1,705,650     $962,712     $205,081     $144,662
---------------------------------------------------------------------------------------------------

 (1) Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS

(EXPRESSED IN UNITED STATES DOLLARS)

1 Significant Accounting Policies
-------------------------------------------
   Worldwide Health Sciences Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on March 26, 1996. The Portfolio seeks long-term capital growth by investing in a global and diversified portfolio of securities of health sciences companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. Investment operations began on September 1, 1996, with the acquisition of securities with a value of $51,528,696, including unrealized appreciation of $9,053,201, in exchange for interest in the Portfolio by one of the Portfolio's investors. The following is a summary of the significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on a recognized stock exchange, whether U.S. or foreign, are valued at the last reported sale price on that exchange prior to the time when assets are valued or prior to the close of trading on the New York Stock Exchange. In the event that there are no sales, the mean of the last available bid and asked prices will be used. If a security is traded on more than one exchange, the security is valued at the last sale price on the exchange where the stock is primarily traded. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. Securities for which market quotations are not readily available and other assets are valued on a consistent basis at fair value as determined in good faith by or under the supervision of the Portfolio's officers in a manner specifically authorized by the Board of Trustees.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Income Taxes -- The Portfolio has elected to be treated as a partnership for United States federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reflected as a reduction of total operating expenses on the Statement of Operations.

 E Deferred Organization Expenses -- Costs incurred by the Portfolio in connection with its organization were amortized on the straight-line basis over five years and are fully amortized at August 31, 2002.

 F Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

 G Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 H Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio will enter into forward contracts for hedging purposes as well as nonhedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains and losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed.

 I Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

2 Investment Advisory Fees, Administrator's Fees and Other Transactions with
  Affiliates
-------------------------------------------
   Pursuant to the Advisory Agreement, OrbiMed Advisors, Inc. (OrbiMed) serves as the Investment Adviser of the Portfolio. Under this agreement, OrbiMed receives a monthly fee at the annual rate of 1% of the Portfolio's first $30 million in average net assets, 0.90% of the next $20 million in average net assets, 0.75% of the next $450 million in average net assets, 0.70% of average net assets of $500 million but less than $1 billion, 0.65% of average net assets of $1 billion but less than $1.5 billion, and 0.60% of average net assets of $1.5 billion but less than $2 billion. The fee rate declines for net assets of $2 billion and greater. In addition, effective September 1, 1997, OrbiMed's fee is subject to an upward or downward performance fee adjustment of up to 0.25% of the average daily net assets of the Portfolio based upon the investment performance of the Portfolio compared to the Standard & Poor's Index of 500 Common Stocks over specified periods. For the year ended August 31, 2002, the fee was equivalent to 0.80% of the Portfolio's average daily net assets and amounted to $15,378,652.

   Under an Administration Agreement between the Portfolio and its Administrator, Eaton Vance Management (EVM), EVM manages and administers the affairs of the Portfolio. EVM earns a monthly fee at the annual rate of 0.25% of the first $500 million in average daily net assets of the Portfolio, 0.23% of the next $500 million of average net assets, 0.217% of average net assets of $1 billion but less than $1.5 billion, 0.20% of average net assets of $1.5 billion but less than $2 billion, and at reduced rates as daily net assets exceed $2 billion. For the year ended August 31, 2002, the administration fee was 0.23% of average net assets and amounted to $4,347,245.

   Except for Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a portion of their annual fees in accordance with the terms of the Trustee Deferred Compensation Plan. For the year ended August 31, 2002, no significant amounts have been deferred.

3 Investments
-------------------------------------------
   Purchases and sales of investments, other than U.S. Government securities and short-term obligations, aggregated $1,172,395,281 and $676,113,231, respectively, for the year ended August 31, 2002. Realized losses from in-kind withdrawals totaled $30,008,533 for the year ended August 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $1,996,376,837
    --------------------------------------------------------
    Gross unrealized appreciation             $  142,646,692
    Gross unrealized depreciation               (452,644,473)
    --------------------------------------------------------
    NET UNREALIZED DEPRECIATION               $ (309,997,781)
    --------------------------------------------------------

5 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

(EXPRESSED IN UNITED STATES DOLLARS)

   the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

6 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2002.

7 Restricted Securities
-------------------------------------------
   At August 31, 2002, the Portfolio owned the following securities (representing 1.59% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The fair value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees. This valuation may differ from the value that would be realized if the securities were sold and the difference could be material to the financial statements.

                                                DATE OF
    DESCRIPTION                               ACQUISITION  SHARES/FACE     COST      FAIR VALUE
    --------------------------------------------------------------------------------------------
    COMMON STOCKS, WARRANTS AND OPTIONS
    --------------------------------------------------------------------------------------------
    Adolor, Inc.                                 5/30/01      380,000   $ 7,600,000  $ 5,506,200
    Gen-Probe, Inc.                              7/26/02      424,066    16,174,795    7,752,839
    Given Imaging Ltd.                           9/15/00      485,000     1,699,929    5,422,300
    Given Imaging Warrants                       8/30/01        1,283             0       12,740
    Orchid BioSciences, Inc.                    12/20/99      807,749     4,057,411      791,594
    Orchid BioSciences, Inc. Options             7/24/01-
                                                12/21/01        2,898             0            0
    Orchid BioSciences, Inc. Warrants            5/24/99      100,000             0            0
    --------------------------------------------------------------------------------------------
                                                                        $29,532,135  $19,485,673
    --------------------------------------------------------------------------------------------
    PREFERRED STOCKS
    --------------------------------------------------------------------------------------------
    Acadia Pharmaceuticals, Inc.                 5/05/00      400,000   $ 3,000,000  $ 3,000,000
    Memory Pharmaceutical Corp., Series C        6/21/00      400,000     1,000,000      860,000
    Memory Pharmaceutical Corp., Series D        3/04/02      441,861       950,001      950,001
    Physiome Science Inc., Series E              5/16/00      521,920     2,500,000    2,499,997
    --------------------------------------------------------------------------------------------
                                                                        $ 7,450,001  $ 7,309,998
    --------------------------------------------------------------------------------------------
                                                                        $36,982,136  $26,795,671
    --------------------------------------------------------------------------------------------

8 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2002, there were no outstanding obligations under these financial instruments.

WORLDWIDE HEALTH SCIENCES PORTFOLIO AS OF AUGUST 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF WORLDWIDE HEALTH SCIENCES PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Worldwide Health Sciences Portfolio (the "Portfolio") at August 31, 2002, and the results of its operations, the changes in its net assets, and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 4, 2002

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of Eaton Vance Growth Trust (the Trust) and the Worldwide Health Sciences Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts, 02109.

INTERESTED TRUSTEE(S)

                         POSITION(S)   TERM OF
         NAME             WITH THE    OFFICE AND                                              NUMBER OF PORTFOLIOS
       AND DATE           TRUST AND   LENGTH OF            PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH          PORTFOLIOS    SERVICE              DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
--------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz    Trustee      Since 1998   President and Chief Executive Officer of                 173
DOB: 11/28/59                                      National Financial Partners (financial
                                                   services company) (since April 1999).
                                                   President and Chief Operating Officer of
                                                   John A. Levin & Co. (registered
                                                   investment adviser) (July 1997 to April
                                                   1999) and a Director of Baker,
                                                   Fentress & Company, which owns John A.
                                                   Levin & Co. (July 1997 to April 1999).
                                                   Ms. Bibliowicz is an interested person
                                                   because of her affiliation with a
                                                   brokerage firm.
James B. Hawkes          Trustee      Trustee of   Chairman, President and Chief Executive                  178
DOB: 11/9/41                          the Trust    Officer of Boston Management and
                                      since        Research (BMR), EVM and their corporate
                                      1989; of     parent and Trustee, Eaton Vance Corp.
                                      the          (EVC) and Eaton Vance, Inc. (EV)
                                      Portfolio    respectively; Director of EV; Vice
                                      since        President and Director of EVD. Trustee
                                      1996;        and/or officer of 178 investment
                                      President    companies in the Eaton Vance Fund
                                      of the       Complex. Mr. Hawkes is an interested
                                      Portfolio    person because of his positions with
                                      until        BMR, EVM and EVC, which are affiliates
                                      10/21/02     of the Trust and the Portfolio.


         NAME
       AND DATE          OTHER DIRECTORSHIPS
       OF BIRTH                  HELD
-----------------------
Jessica M. Bibliowicz    None
DOB: 11/28/59
James B. Hawkes          Director of EVC
DOB: 11/9/41

NONINTERESTED TRUSTEE(S)

                         POSITION(S)   TERM OF
         NAME             WITH THE    OFFICE AND                                              NUMBER OF PORTFOLIOS
       AND DATE           TRUST AND   LENGTH OF            PRINCIPAL OCCUPATION(S)               IN FUND COMPLEX
       OF BIRTH          PORTFOLIOS    SERVICE              DURING PAST FIVE YEARS           OVERSEEN BY TRUSTEE(1)
--------------------------------------------------------------------------------------------------------------------
Donald R. Dwight         Trustee      Trustee of   President of Dwight Partners, Inc.                       178
DOB: 3/26/31                          the Trust    (corporate relations and communications
                                      since        company).
                                      1989; of
                                      the
                                      Portfolio
                                      since 1996
Samuel L. Hayes, III     Trustee      Trustee of   Jacob H. Schiff Professor of Investment                  178
DOB: 2/23/35                          the Trust    Banking Emeritus, Harvard University
                                      since        Graduate School of Business
                                      1989; of     Administration.
                                      the
                                      Portfolio
                                      since 1996
Norton H. Reamer         Trustee      Trustee of   President, Unicorn Corporation (an                       178
DOB: 9/21/35                          the Trust    investment and financial advisory
                                      since        services company) (since September
                                      1989; of     2000). Chairman, Hellman, Jordan
                                      the          Management Co., Inc. (an investment
                                      Portfolio    management company) (since November
                                      since 1996   2000). Advisory Director, Berkshire
                                                   Capital Corporation (investment banking
                                                   firm) (since June 2002). Formerly,
                                                   Chairman of the Board, United Asset
                                                   Management Corporation (a holding
                                                   company owning institutional investment
                                                   management firms) and Chairman,
                                                   President and Director, UAM Funds
                                                   (mutual funds).
Lynn A. Stout            Trustee      Since 1998   Professor of Law, University of                          173
DOB: 9/14/57                                       California at Los Angeles School of Law
                                                   (since July 2001). Formerly, Professor
                                                   of Law, Georgetown University Law
                                                   Center.
Jack L. Treynor          Trustee      Trustee of   Investment Adviser and Consultant.                       170
DOB: 2/21/30                          the Trust
                                      since
                                      1989; of
                                      the
                                      Portfolio
                                      since 1996


         NAME
       AND DATE          OTHER DIRECTORSHIPS
       OF BIRTH                  HELD
-----------------------
Donald R. Dwight         Trustee/Director of
DOB: 3/26/31             the Royce Funds
                         (mutual funds)
                         consisting of 17
                         portfolios
Samuel L. Hayes, III     Director of
DOB: 2/23/35             Tiffany & Co.
                         (specialty retailer)
                         and Director of
                         Telect, Inc.
                         (telecommunication
                         services company)
Norton H. Reamer         None
DOB: 9/21/35
Lynn A. Stout            None
DOB: 9/14/57
Jack L. Treynor          None
DOB: 2/21/30

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AS OF AUGUST 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                                   POSITION(S)             TERM OF
         NAME                       WITH THE              OFFICE AND
       AND DATE                     TRUST AND             LENGTH OF            PRINCIPAL OCCUPATION(S)
       OF BIRTH                    PORTFOLIOS              SERVICE              DURING PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------
Gregory L. Coleman       Vice President of the Trust      Since 2001   Partner of Atlanta Capital Management,
DOB: 10/28/49                                                          L.L.C. (Atlanta Capital). Officer of 10
                                                                       investment companies managed by EVM or
                                                                       BMR.
Thomas E. Faust Jr.      President of the Trust           Since 2002   Executive Vice President and Chief
DOB: 5/31/58                                                           Investment Officer of EVM and BMR and
                                                                       Director of EVC. Officer of 50
                                                                       investment companies managed by EVM or
                                                                       BMR.
Samuel D. Isaly (2)      President of the Portfolio       Since        Managing Partner of OrbiMed
DOB: 3/12/45                                              10/21/2002   Advisors, Inc. since 1998; and President
                                                                       of Mehta and Isaly Asset
                                                                       Management, Inc. from 1989 through 1998.
                                                                       Officer of 5 investment companies
                                                                       managed by EVM or BMR.
Duncan W. Richardson     Vice President of the Portfolio  Since 2002   Senior Vice President and Chief Equity
DOB: 10/26/57                                                          Investment Officer of EVM and BMR.
                                                                       Officer of 40 investment companies
                                                                       managed by EVM or BMR.
James A. Womack          Vice President of the Trust      Since 2001   Vice President of Atlanta Capital.
DOB: 11/20/68                                                          Officer of 10 investment companies
                                                                       managed by EVM or BMR.
Alan R. Dynner           Secretary                        Since 1997   Vice President, Secretary and Chief
DOB: 10/10/40                                                          Legal Officer of BMR, EVM, EVD and EVC.
                                                                       Officer of 178 investment companies
                                                                       managed by EVM or BMR.
Barbara E. Campbell      Treasurer of the Portfolio       Since 2002   Vice President of EVM and BMR. Officer
DOB: 6/19/57                                                           of 178 investment companies managed by
                                                                       EVM or BMR.
James L. O'Connor        Treasurer of the Trust           Since 1989   Vice President of BMR, EVM and EVD.
DOB: 4/1/45                                                            Officer of 100 investment companies
                                                                       managed by EVM or BMR.
---------------------------------------------------------------------------------------------------------------

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  The business address of Mr. Isaly is 767 3rd Avenue, New York, NY 10017.

The SAI for the Fund includes additional information about the Trustees and Officers of the Fund and Portfolio and can be obtained without charge by calling 1-800-225-6265.

SPONSOR AND MANAGER OF EATON VANCE WORLDWIDE HEALTH SCIENCES FUND AND ADMINISTRATOR OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADVISER OF WORLDWIDE HEALTH SCIENCES PORTFOLIO
ORBIMED ADVISORS, INC.
767 3rd Avenue
New York, NY 10017

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

                               EATON VANCE FUNDS
                             EATON VANCE MANAGEMENT
                         BOSTON MANAGEMENT AND RESEARCH
                         EATON VANCE DISTRIBUTORS, INC.

                                 PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call: 1-800-262-1122

EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.

426-10/02                                                                  HSSRC